Rule 497(e)
                                                  File Nos. 2-73879
                                                           811-3349

             Maxim Series Account of Great-West Life & Annuity Insurance Company

                                October 23, 1998


Insert a new paragraph on page 2 of the prospectus under the heading Maxim MidCap Portfolio (Growth Fund I):

Pursuant to a vote of a majority of the shareholders of the Portfolio the investment objective and sub-adviser of the Portfolio will change effective February 5, 1999. The name of the Investment Division will change to Maxim MidCap Portfolio. The new investment objective will be to seek long-term capital appreciation by investing primarily in equity securities of issuers that in the judgment of the sub-adviser are undervalued but demonstrate a strong potential for growth. To achieve this objective, the Portfolio will focus primarily on medium-sized issuers with market capitalizations of approximately $200 million to $5 billion. The new objective reflects a change from a growth oriented investment style to a value orientation.

The sub-adviser to the Portfolio will change from Janus Capital Corporation to Ariel Capital Management, Inc. The overall advisory fee paid by the Portfolio will remain the same. The Investment Adviser will be responsible for compensating the sub-adviser. Ariel will be compensated at the annual rate of 0.50% on the first $25 million of assets of the Portfolio, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Portfolio.

Insert on page 21 of the prospectus under the heading Ariel Capital Management, Inc. at the end of that section:

Effective February 5, 1999, Ariel will serve as sub-adviser to the Maxim MidCap Portfolio. Ariel will receive monthly compensation from the Investment Adviser at the annual rate of 0.50% on the first $25 million of assets of the Portfolio, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Portfolio.